Exhibit 99.1

Collective Audience Receives Nasdaq Delisting Determination Letter and Intends to Appeal the Determination and Request Stay Pending the Appeal Hearing

New York, NY, June 28, 2024 – Collective Audience, Inc. (NASDAQ-GM: CAUD) (the “Company”), announced today that it received a staff determination letter (the “Letter”), on June 24, 2024, from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company of the determination from the Nasdaq Staff (the “Staff”) to delist the Company’s securities from The Nasdaq Stock Market, because, as of June 19, 2024, the Company had not regained compliance with (i) the requirement set forth Listing Rule 5450(b)(2)(A) that requires the market value of the Company’s listed securities to be $50,000,000 or more, and (ii) the requirement to maintain a minimum of $15,000,000 for continued listing under Rule 5450(b)(2)(C).

The Letter also states that since the Company has not yet filed its Form 10-K for the period ended December 31, 2023 nor its Form 10-Q for the period ended March 31, 2024 (collectively, the “Filings”), it no longer complies with Listing Rule 5250(c)(1) for continued listing. Accordingly, this matter serves as a separate and additional basis for delisting the Company’s securities from The Nasdaq Stock Market.

The Company plans to file its Form 10-K for the period ended December 31, 2023 and its Form 10-Q for the period ended March 31, 2024 by early July, 2024.

Pursuant to the Letter, unless the Company requests an appeal of the Staff’s determination by no later than 4:00 p.m. Eastern Time on July 1, 2024, trading of the Company’s ordinary shares will be suspended at the opening of business on July 3, 2024, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

The Letter states that the Company may appeal Staff’s determination to a hearings panel (the “Hearings Panel”), pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. Hearings are typically scheduled to occur approximately 30-45 days after the date of the hearing request. A request for a hearing regarding a delinquent filing will stay the suspension of the Company’s securities only for a period of 15 days from the date of the request. When the Company requests a hearing, it may also request a stay of the suspension, pending the hearing. The Company currently intends to request a hearing to appeal the delisting determination and the additional stay of suspension, pending the hearing. Furthermore, in connection with the additional stay request, the Company plans to submit materials to explain why an extended stay is appropriate, as required by the Hearings Panel. As part of the Company’s plan for compliance, the Company intends to file the Form 10-K in early July 2024.

The press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in the filing.

About Collective Audience

Collective Audience provides an innovative audience-based performance advertising and media platform for brands, agencies and publishers. The company has introduced a new open, interconnected, data driven, digital advertising and media ecosystem that will uniquely eliminate many inefficiencies in the digital ad buyer and seller process for brands, agencies and publishers. It will deliver long sought-after visibility, complementary technology, and unique audience data that drives focus on performance, brand reach, traffic and transactions.

For the AdTech providers and media buyers who come onto Collective Audience’s platform, they will be able to leverage audience data as a new asset class, powered by AI as an intelligence layer to guide decision-making.

To learn more, visit collectiveaudience.co.

Important Cautions Regarding Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, regarding the company’s future financial performance, as well as the company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the management of Collective Audience and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Collective Audience. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, our need for additional capital which may not be available on commercially acceptable terms, if at all, which raises questions about our ability to continue as a going concern; our ability to file our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 within the period provided by Nasdaq to do so, and/or to timely submit an acceptable plan to regain compliance with the Nasdaq continued listing rules within the period provided by Nasdaq; our ability to timely file our subsequent periodic reports with the SEC; our ability to maintain the listing of our common stock on Nasdaq; our ability to consummate previously announced pending acquisitions of BeOp and/or DSL Digital; changes in domestic and foreign business, market, financial, political and legal conditions; unanticipated conditions that could adversely affect the company; Collective Audience’s ability to implement its business strategy; changes in governmental regulation, Collective Audience’s exposure to litigation claims and other loss contingencies; changes in tax laws and liabilities, legal, regulatory, political and economic risks. More information on potential factors that could affect Collective Audience’s financial results is included from time to time in Collective Audience’s public reports filed with the SEC. If any of these risks materialize or Collective Audience’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Collective Audience presently knows, or that Collective Audience currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Collective Audience’s expectations, plans or forecasts of future events and views as of the date of this press release. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Collective Audience anticipates that subsequent events and developments will cause their assessments to change. However, while Collective Audience may elect to update these forward-looking statements at some point in the future, Collective Audience specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Collective Audience’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Company Contact:

Peter Bordes, CEO
Collective Audience, Inc.
Email contact

Investor Contact:
Ron Both

CMA Investor Relations
Tel (949) 432-7566
Email contact

Media Contact:
Tim Randall

CMA Media Relations

Tel (949) 432-7572

Email contact